              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934 (Amendment No. )


Filed by the Registrant                     [   X    ]
Filed by a Party other than the Registrant  [        ]

Check the appropriate box:

[     ]  Preliminary Proxy Statement
[     ]  Preliminary Additional Materials
[     ]  Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6 (e)(2))
[  X  ]  Definitive Proxy Statement
[     ]  Definitive Additional Materials

[     ]  Soliciting Material Pursuant to Section 240.149-11 ( c) or
         Section 240.14

         Morgan Stanley Dean Witter Insured Municipal Trust Morgan Stanley Dean Witter Insured Municipal Bond Trust Morgan Stanley Dean Witter Insured Municipal Income Trust Morgan Stanley Dean Witter California Insured Municipal Income Trust Morgan Stanley Dean Witter Quality Municipal Investment Trust
         -------------------------------------------------------------
         (Name of Registrant as Specified in its Charter)

         Lou Anne D. McInnis
--------------------------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement)

          Payment of Filing Fee (check the appropriate box):

[  X  ]  No fee required.

[     ]  Fee computed on table below per Exchange Act Rules 14a-6(j)(4)
         and 0-11.

1)  Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    Set forth the amount on which the filing fee is calculated and state how it was determined.

4)  Proposed maximum aggregate value of transaction:

5)  Fee previously paid:

[     ]  Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously paid:

2)  Form, Schedule or Registration Statement No.:

3)  Filing Party:

4)  Date Filed:

              MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST
            MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
           MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL INCOME TRUST
                 MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED
                             MUNICIPAL INCOME TRUST
         MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

                          TO BE HELD OCTOBER 28, 1999

     Annual Meetings of Shareholders ("Meeting(s)") of MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST, MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST, MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL INCOME TRUST, MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST, and MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST, (individually, a "Trust" and, collectively, the "Trusts"), unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts, will be held jointly in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048, on October 28, 1999 at 11:00 a.m., New York City time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS:

          1. For MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST and MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST, to elect one (1) Trustee to serve until the year 2002 Annual Meeting of each Trust and for MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST, MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL INCOME TRUST and MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST, to elect two (2) Trustees, to serve until the year 2002 Annual Meeting of each Trust, or in each case until their successors shall have been elected and qualified;

          2. For each Trust, to ratify or reject the selection of PricewaterhouseCoopers LLP as each Trust's independent accountants for each Trust's fiscal year ending October 31, 1999; and

          3. To transact such other business as may properly come before the Meetings or any adjournments thereof.

MATTERS TO BE VOTED ON ONLY BY PREFERRED SHAREHOLDERS:

     For each Trust, to elect one (1) Trustee to serve until the year 2002 Annual Meeting of each Trust or until his successor shall have been elected and qualified.

     Shareholders of record of each Trust as of the close of business on July 29, 1999 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

                                                       BARRY FINK
                                                       Secretary
August 10, 1999
New York, New York

--------------------------------------------------------------------------------
                                    IMPORTANT

   YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE
 ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
--------------------------------------------------------------------------------

              MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST
            MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
           MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL INCOME TRUST
                 MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED
                             MUNICIPAL INCOME TRUST
         MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                                -----------------
                              JOINT PROXY STATEMENT
                                -----------------

                         ANNUAL MEETINGS OF SHAREHOLDERS

                                OCTOBER 28, 1999

     This statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (the "Board(s)") of MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST ("INSURED MUNI TRUST"), MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST ("INSURED MUNI BOND"), MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL INCOME TRUST ("INSURED MUNI INCOME"), MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST ("CAL INSURED MUNI INCOME"), and MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST ("QUALITY MUNI INVESTMENT") (individually, a "Trust" and, collectively, the "Trusts") for use at the Annual Meetings of Shareholders of the Trusts to be held jointly on October 28, 1999 (the "Meeting(s)"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about August 12, 1999.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for the nominees for election as Trustee to be elected by all shareholders ("Shareholders") with respect to each Trust, and for the nominee to be elected by only the preferred shareholders ("Preferred Shareholders") of each respective Trust and in favor of Proposal 2 set forth in the attached Notice of Annual Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trusts, execution and delivery of a later dated proxy to the Secretary of the Trusts (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Annual Meetings of Shareholders. Attendance at the Meetings will not in and of itself revoke a proxy.

     Shareholders of record of each Trust as of the close of business on July 29, 1999, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. No person was known to own as much as 5% of the outstanding shares of any of the Trusts on that date. The percentage ownership of shares of each Trust changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

     The table below sets forth the total number of Common Shares and Preferred Shares outstanding for each Trust as of the Record Date:

                                      NUMBER OF COMMON      NUMBER OF PREFERRED
                                     SHARES OUTSTANDING     SHARES OUTSTANDING
                                            AS OF                  AS OF
                                        JULY 29, 1999          JULY 29, 1999
NAME OF FUND                            (RECORD DATE)          (RECORD DATE)
------------                            -------------          -------------
INSURED MUNI TRUST ..............        22,405,613                2,600
INSURED MUNI BOND ...............         5,137,563                  600
INSURED MUNI INCOME .............        28,358,313                3,100
CAL INSURED MUNI INCOME .........        12,808,913                1,300
QUALITY MUNI INVESTMENT .........        18,037,613                2,100

     The cost of soliciting proxies for these Annual Meetings of Shareholders for each Trust, consisting principally of printing and mailing expenses, will be borne by each respective Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trusts, or officers and regular employees of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager"), Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") and/or Dean Witter Reynolds Inc. ("DWR"), without special compensation therefor. In addition, each Trust may employ William F. Doring & Co. as proxy solicitor, the cost of which is not expected to exceed $3,000 for each Trust and will be borne by each respective Trust.

     Shareholders whose shares are registered with MSDW Trust will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by touchtone telephone, Shareholders can call the toll-free number 1-800-690-6903. To vote by Internet, Shareholders can access the websites www.msdwt.com or www.proxyvote.com. Telephonic and Internet voting with MSDW Trust presently are not available to Shareholders whose shares are held in street name.

     In certain instances, William F. Doring & Co. and MSDW Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to the solicitation of a telephonic vote by William F. Doring & Co., additional expenses would include $7.00 per telephone vote transacted, $3.00 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers, which would be borne by each respective Trust.

                    (1) ELECTION OF TRUSTEES FOR EACH TRUST

     The number of Trustees of each Trust has been fixed by the Trustees, pursuant to each Trust's Declaration of Trust, at eight. There are presently eight Trustees for each Trust. At the Meetings, pursuant to each Trust's Declaration of Trust, one nominee for INSURED MUNI TRUST and QUALITY MUNI INVESTMENT and two nominees for INSURED MUNI BOND, INSURED MUNI INCOME and CAL INSURED MUNI INCOME are to be elected to each Trust's Board of Trustees by the holders of the Common Shares and the Preferred Shares of each respective Trust voting together as a single class. Additionally, pursuant to each respective Trust's Declaration of Trust and the Investment Company Act of 1940, as amended (the "1940 Act"), one nominee Trustee for INSURED MUNI TRUST and QUALITY MUNI INVESTMENT and one nominee Trustee for INSURED MUNI BOND, INSURED MUNI INCOME and CAL INSURED MUNI INCOME is to be elected to the Board of Trustees of each respective Trust by the holders of the Preferred Shares of each of those Trusts voting separately as a single class, all as set forth below:

INSURED MUNI TRUST, QUALITY MUNI         INSURED MUNI BOND, INSURED MUNI INCOME,
 INVESTMENT--                            CAL INSURED MUNI INCOME--
Until the year 2002 Annual Meeting       Until the year 2002 Annual Meeting
----------------------------------       ----------------------------------

By all Shareholders:                     By all Shareholders:
Michael Bozic                            Wayne E. Hedien
                                         John L. Schroeder
By only Preferred Shareholders:
Charles A. Fiumefreddo                   By only Preferred Shareholders:
                                         Manuel H. Johnson

     Six of the current eight Trustees (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trusts, as that term is defined in the 1940 Act. The other two current Trustees, Charles A. Fiumefreddo and Philip J. Purcell, are "interested persons" (as that term is defined in the 1940 Act) of the Trusts and MSDW Advisors and thus, are not Independent Trustees. The nominees for election as Trustee have been proposed by the Trustees now serving, or in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the members of the Boards have been elected previously by the Shareholders of the Trusts.

     The nominees of the Boards of Trustees for election as Trustee are listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of these nominees: for INSURED MUNI TRUST and QUALITY MUNI INVESTMENT--Michael Bozic and Charles A. Fiumefreddo; for INSURED MUNI BOND, INSURED MUNI INCOME and CAL INSURED MUNI INCOME--Wayne E. Hedien, Manuel H. Johnson and John L. Schroeder. Should the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Boards may recommend or, in the case of an Independent Trustee nominee, as the Independent Trustees of each Trust may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Trusts know of no reason why any of the said nominees would be unable or unwilling to accept nomination or election. With respect to each Trust, the election of the nominees listed above to be elected by all Shareholders requires the approval of a majority of the shares of the Trust represented and entitled to vote at the Meeting (Common Shares and Preferred Shares voting together as a single class). With respect to each Trust, the election of the nominee listed above to be elected by only the Preferred Shareholders requires the approval of a majority of the Preferred Shares of the Trust represented and entitled to vote at the Meeting (voting separately as a single class).

     Pursuant to the provisions of the Declaration of Trust of each Trust, in certain cases as amended, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

     The Board of each Trust previously determined that any nominee for election as Trustee for each Trust will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs. Bozic and Fiumefreddo; Class II--Messrs. Hedien, Johnson and Schroeder; and Class III--Messrs. Garn, Nugent and Purcell. Any nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Boards, or any adjournments thereof. In addition, pursuant to each Trust's Declaration of Trust and the 1940 Act, the Board of each Trust previously determined that one of the Class I Trustees and one of the Class II Trustees will be designated as Trustees to be elected by the Preferred Shareholders voting separately. In this regard, Charles A. Fiumefreddo and Manuel H. Johnson serve as Trustees of each Trust's Board of Trustees on behalf of the Preferred Shareholders, the terms of each to expire with his designated Class. In accordance with the above, the Trustees in Class I for INSURED MUNI TRUST and QUALITY MUNI INVESTMENT and the Trustees in Class II for INSURED MUNI BOND, INSURED MUNI INCOME and CAL INSURED MUNI INCOME are standing for election at the Meetings and, if elected, will serve until the year 2002 Annual Meetings, or until their successors shall have been elected and qualified. As a consequence of this method of election, the replacement of a majority of each of the Boards could be delayed for up to two years.

     The following information regarding each of the nominees for election as Trustee, and each of the other members of the Boards, includes his principal occupations and employment for at least the last five years, his age, shares of each Trust owned, if any, as of July 29, 1999 (shown in parentheses), positions with the Trusts, and directorships or trusteeships in companies which file periodic reports with the Securities and Exchange Commission, including the 90 investment companies, including the Trusts, for which MSDW Advisors serves as investment manager or investment adviser (referred to herein as the "Morgan Stanley Dean Witter Funds") and the 3 investment companies, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003, for which MSDW Advisors' wholly-owned subsidiary, MSDW Services, serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Term Trusts").

     The nominee for Trustee to be elected at the Meetings of INSURED MUNI TRUST and QUALITY MUNI INVESTMENT by all Shareholders is:

     MICHAEL BOZIC, Trustee of each Trust since April, 1994*; age 58; Director or Trustee of the Morgan Stanley Dean Witter Funds, the TCW/DW Term Trusts and Discover Brokerage Index Series; Vice Chairman of Kmart Corporation (since December, 1998); formerly Chairman and Chief Executive Officer of Levitz Furniture Corporation (November, 1995-November, 1998); formerly President and Chief Executive Officer of Hills Department Stores (May, 1991-July, 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Eaglemark Financial Services, Inc. and Weirton Steel Corporation.

     The nominees for Trustee to be elected at the Meetings of INSURED MUNI BOND, INSURED MUNI INCOME and CAL INSURED MUNI INCOME by all Shareholders are:

     WAYNE E. HEDIEN, Trustee of each Trust since September, 1997*; age 65; Retired; Director or Trustee of the Morgan Stanley Dean Witter Funds, the TCW/DW Term Trusts and Discover Brokerage Index Series;

----------
* This is the date the Trustee began serving the Morgan Stanley Dean Witter Funds complex.

Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December
1994); director of various other business and charitable organizations.

     JOHN L. SCHROEDER, Trustee of each Trust since April, 1994*; age 69; Retired; Chairman of the Derivatives Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds, the TCW/DW Term Trusts and Discover Brokerage Index Series; Director of Citizens Utilities Company (telecommunications, gas, electric and water utilities company), formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company (August, 1991-September,
1995).

     The nominee for Trustee to be elected at the Meetings of INSURED MUNI TRUST and QUALITY MUNI INVESTMENT by only the Preferred Shareholders is:

     CHARLES A. FIUMEFREDDO, Trustee of each Trust since July, 1991*; age 66; Chairman, Director or Trustee and Chief Executive Officer of the Morgan Stanley Dean Witter Funds, the TCW/DW Term Trusts and Discover Brokerage Index Series; formerly, Chairman, Chief Executive Officer and Director of MSDW Advisors, MSDW Services and Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), Executive Vice President of DWR, Chairman and Director of MSDW Trust and Director and/or officer of various Morgan Stanley Dean Witter & Co. ("MSDW") subsidiaries (until June, 1998).

     The nominee for Trustee to be elected at the Meetings of INSURED MUNI BOND, INSURED MUNI INCOME and CAL INSURED MUNI INCOME by only the Preferred Shareholders is:

     MANUEL H. JOHNSON, Trustee of each Trust since July, 1991*; age 50; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Chairman of the Audit Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds, the TCW/DW Term Trusts and Discover Brokerage Index Series; Director of Greenwich Capital Markets, Inc. (broker-dealer) and NVR, Inc. (home construction); Chairman and Trustee of the Financial Accounting Foundation (oversight organization for the Financial Accounting Standards Board); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

     The Trustees who are not standing for re-election at any of the Meetings are:

     EDWIN JACOB (JAKE) GARN, Trustee of each Trust since January, 1993*; age 67; Director or Trustee of the Morgan Stanley Dean Witter Funds, the TCW/DW Term Trusts and Discover Brokerage Index Series; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation (chemical company); Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.

     MICHAEL E. NUGENT, Trustee of each Trust since July, 1991*; age 63; General Partner, Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds, the TCW/DW Term Trusts and Discover Brokerage Index Series; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); director of various business organizations.

----------
* This is the date the Trustee began serving the Morgan Stanley Dean Witter Funds complex.

     PHILIP J. PURCELL, Trustee of each Trust since April, 1994*; age 55; Chairman of the Board of Directors and Chief Executive Officer of MSDW, DWR and Novus Credit Services Inc.; Director of MSDW Distributors; Director or Trustee of the Morgan Stanley Dean Witter Funds, the TCW/DW Term Trusts and Discover Brokerage Index Series; Director and/or officer of various MSDW subsidiaries.

     The executive officers of each Trust are: Mitchell M. Merin, President; Barry Fink, Vice President, Secretary and General Counsel; Ronald E. Robison, Vice President; Robert S. Giambrone, Vice President; Joseph J. McAlinden, Vice President; James F. Willison, Vice President; and Thomas F. Caloia, Treasurer. In addition, Peter M. Avelar, Jonathan R. Page, Joseph R. Arcieri, Gerard J. Lian and Katherine H. Stromberg are Vice Presidents of each Trust and Frank Bruttomesso, Marilyn K. Cranney, Natasha Kassian, Todd Lebo, LouAnne D. McInnis, Carsten Otto and Ruth Rossi serve as Assistant Secretaries of each Trust.

     Mr. Merin is 45 years old and is currently President and Chief Operating Officer of Asset Management of MSDW (since December 1998), President, Director (since April, 1997) and Chief Executive Officer (since June, 1998) of MSDW Advisors and MSDW Services, Chairman, Chief Executive Officer and Director of the MSDW Distributors (since June, 1998), Chairman and Chief Executive Officer (since June, 1998) and Director (since January, 1998) of MSDW Trust, President of the Morgan Stanley Dean Witter Funds, the TCW/DW Term Trusts and Discover Brokerage Index Series, (since May, 1999) and Director of various other MSDW subsidiaries. Mr. Fink is 44 years old and is currently Senior Vice President (since March 1997), Secretary and General Counsel (since February 1997) and Director (since July, 1998) of MSDW Advisors and MSDW Services and (since August 1996) Assistant Secretary of DWR; Vice President, Secretary and General Counsel of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts (since February 1997) and Discover Brokerage Index Series; he is also Senior Vice President (since March 1997), Assistant Secretary and Assistant General Counsel of MSDW Distributors (since February 1997). He was previously First Vice President, Assistant Secretary and Assistant General Counsel of MSDW Advisors and MSDW Services. Mr. Robison is 60 years old and is currently Executive Vice President and Chief Administrative Officer (since September
1998) and Director (since February, 1999) of MSDW Advisors and MSDW Services; prior thereto he was a Managing Director of the TCW Group, Inc. Mr. McAlinden is 56 years old and is currently Executive Vice President and Chief Investment Officer of MSDW Advisors and MSDW Services (since April 1996) and Director of MSDW Trust (since April 1996). He was previously Senior Vice President of MSDW Advisors (June 1995-April 1996) and prior thereto was a Managing Director at Dillon Read. Mr. Giambrone is 45 years old and is currently Senior Vice President of MSDW Advisors, MSDW Services, MSDW Distributors and MSDW Trust (since August 1995) and Director of MSDW Trust (since April 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. Caloia is 53 years old and is currently First Vice President and Assistant Treasurer of MSDW Advisors and MSDW Services. Mr. Willison is 55 years old and is currently Senior Vice President of MSDW Advisors. Mr. Avelar is 41 years old and is currently Senior Vice President of MSDW Advisors. Mr. Page is 52 years old and is currently Senior Vice President of MSDW Advisors. Mr. Arcieri is 51 years old and is currently Vice President of MSDW Advisors. Mr. Lian is 44 years old and is currently Vice President of MSDW Advisors. Ms. Stromberg is 51 years old and is currently Vice President of MSDW Advisors. Other than Messrs. Robison, McAlinden and Giambrone, each of the above officers has been an employee of MSDW Advisors or its affiliates for over five years.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

     The Board of Trustees consists of eight (8) trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds, and are referred to in this section as Trustees. As of

----------
* This is the date the Trustee began serving the Morgan Stanley Dean Witter Funds complex.

the date of this Proxy Statement, there are a total of 90 Morgan Stanley Dean Witter Funds, comprised of 126 portfolios. As of June 30, 1999, the Morgan Stanley Dean Witter Funds had total net assets of approximately $129.2 billion and more than six million shareholders.

     Six Trustees (75% of the total number) have no affiliation or business connection with MSDW Advisors or any of its affiliated persons and do not own any stock or other securities issued by MSDW Advisors' parent company, MSDW. These are the "disinterested" or "independent" Trustees.

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three of the Trustees, including two Independent Trustees, serve as members of the Derivatives Committee and the Insurance Committee.

     During the calendar year ended December 31, 1998, the Audit Committee, the Derivatives Committee, the Insurance Committee and the Independent Trustees held a combined total of seventeen meetings.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; and reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

     The Board of each Fund has formed a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. Finally, the Board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Funds.

     The following chart sets forth the number of meetings of the Board, the Audit Committee, the Committee of the Independent Trustees, the Derivatives Committee and the Insurance Committee of each Fund during its most recent fiscal year. No Trustee attended fewer than 75% of the meetings of the Board, the Audit Committee, the Committee of the Independent Trustees, the Derivatives Committee or the Insurance Committee held while he served in such positions.

      NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING LAST FISCAL YEAR

                                                       COMMITTEE
                                                         OF THE
                                           BOARD OF   INDEPENDENT     AUDIT     DERIVATIVES   INSURANCE
                                 FISCAL    TRUSTEES     TRUSTEES    COMMITTEE    COMMITTEE    COMMITTEE
NAME OF FUND                    YEAR-END   MEETINGS     MEETINGS     MEETINGS     MEETINGS    MEETINGS
------------                    --------   --------     --------     --------     --------    --------
INSURED MUNI TRUST ........... 10/31/98      6          12            2           2             2
INSURED MUNI BOND ............ 10/31/98      6          12            2           2             2
INSURED MUNI INCOME .......... 10/31/98      6          12            2           2             2
CAL INSURED MUNI INCOME ...... 10/31/98      6          12            2           2             2
QUALITY MUNI INVESTMENT ...... 10/31/98      6          12            2           2             2

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS

     The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.


SHARE OWNERSHIP BY TRUSTEES

     The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Morgan Stanley Dean Witter Funds complex or Discover Brokerage Index Series on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of June 30, 1999, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Dean Witter Funds was approximately $40.4 million.

     As of the record date for these meetings, the aggregate number of shares of each Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of each Trust's outstanding shares.


COMPENSATION OF INDEPENDENT TRUSTEES

     Each Trust pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (each Trust pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by each Trust. Each Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees who are or have been employed by MSDW Advisors or an affiliated company receive no compensation or expense reimbursement from the Trusts for their services as Trustee.

     As of the date of this Proxy Statement, 57 of the Morgan Stanley Dean Witter Funds, including each of the Trusts represented in this Proxy Statement, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Trust, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board. "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Fund in the five year period prior to the date of the Eligible Trustee's retirement. An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. Benefits under the retirement program are accrued as expenses on the books of the Trusts. Such benefits are not secured or funded by the Trusts.

     The following tables illustrate the compensation paid to each Trust's Independent Trustees by each Trust for its last fiscal year, and the retirement benefits accrued to each Trust's Independent Trustees by the Trust for its last fiscal year and the estimated retirement benefits for the Trust's Independent Trustees, to commence upon their retirement, as of the end of the Trust's last fiscal year.


MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

                                         TRUST COMPENSATION                      ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------   ---------------------------------------------------
                                                                          ESTIMATED                           ESTIMATED
                                                       RETIREMENT      CREDITED YEARS       ESTIMATED          ANNUAL
                                     AGGREGATE          BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION       ACCRUED AS        RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND     FUND EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
---------------------------        -------------     -------------      ------------       ------------     -------------
Michael Bozic .................        $1,400             $412               10                60.44%          $1,029
Edwin J. Garn .................         1,550              719               10                60.44            1,029
Wayne E. Hedien ...............         1,500              654                9                51.37              875
Dr. Manuel H. Johnson .........         1,500              275               10                60.44            1,029
Michael E. Nugent .............         1,550              530               10                60.44            1,029
John L. Schroeder .............         1,550              844                8                50.37              861

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST

                                         TRUST COMPENSATION                      ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------   ---------------------------------------------------
                                                                          ESTIMATED                           ESTIMATED
                                                       RETIREMENT      CREDITED YEARS       ESTIMATED          ANNUAL
                                     AGGREGATE          BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION       ACCRUED AS        RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND     FUND EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
---------------------------        -------------     -------------      ------------       ------------     -------------
Michael Bozic .................        $1,400             $388               10                60.44%           $971
Edwin J. Garn .................         1,550              666               10                60.44             971
Wayne E. Hedien ...............         1,500              617                9                51.37             825
Dr. Manuel H. Johnson .........         1,500              260               10                60.44             971
Michael E. Nugent .............         1,550              495               10                60.44             971
John L. Schroeder .............         1,550              784                8                50.37             815

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL INCOME TRUST

                                         TRUST COMPENSATION                      ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------   ---------------------------------------------------
                                                                          ESTIMATED                           ESTIMATED
                                                       RETIREMENT      CREDITED YEARS       ESTIMATED          ANNUAL
                                     AGGREGATE          BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION       ACCRUED AS        RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND     FUND EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
---------------------------        -------------     -------------      ------------       ------------     -------------
Michael Bozic .................        $1,400             $386               10                60.44%           $971
Edwin J. Garn .................         1,550              656               10                60.44             971
Wayne E. Hedien ...............         1,500              617                9                51.37             825
Dr. Manuel H. Johnson .........         1,500              259               10                60.44             971
Michael E. Nugent .............         1,550              490               10                60.44             971
John L. Schroeder .............         1,550              768                8                50.37             815

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                         TRUST COMPENSATION                      ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------   ---------------------------------------------------
                                                                          ESTIMATED                           ESTIMATED
                                                       RETIREMENT      CREDITED YEARS       ESTIMATED          ANNUAL
                                     AGGREGATE          BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION       ACCRUED AS        RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND     FUND EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
---------------------------        -------------     -------------      ------------       ------------     -------------
Michael Bozic .................        $1,400             $388               10                60.44%           $971
Edwin J. Garn .................         1,550              666               10                60.44             971
Wayne E. Hedien ...............         1,500              617                9                51.37             825
Dr. Manuel H. Johnson .........         1,500              260               10                60.44             971
Michael E. Nugent .............         1,550              495               10                60.44             971
John L. Schroeder .............         1,550              784                8                50.37             815

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

                                         TRUST COMPENSATION                      ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------   ---------------------------------------------------
                                                                          ESTIMATED                           ESTIMATED
                                                       RETIREMENT      CREDITED YEARS       ESTIMATED          ANNUAL
                                     AGGREGATE          BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION       ACCRUED AS        RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND     FUND EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
---------------------------        -------------     -------------      ------------       ------------     -------------
Michael Bozic .................        $1,400             $412               10                60.44%          $1,029
Edwin J. Garn .................         1,550              719               10                60.44            1,029
Wayne E. Hedien ...............         1,500              654                9                51.37              875
Dr. Manuel H. Johnson .........         1,500              275               10                60.44            1,029
Michael E. Nugent .............         1,550              530               10                60.44            1,029
John L. Schroeder .............         1,550              844                8                50.37              861

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies dependingon the Trustee's elections described in the discussion of the retirement program above.

     The following table illustrates the compensation paid to the Independent Trustees of the Trusts for the calendar year ended December 31, 1998 for services to the 90 Morgan Stanley Dean Witter Funds that were in operation at December 31, 1998. No compensation was paid to the Trusts' Independent Trustees by Discover Brokerage Index Series for the calendar year ended December 31, 1998.

            CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS

                                       TOTAL CASH
                                      COMPENSATION
                                   FOR SERVICES TO 90
                                     MORGAN STANLEY
NAME OF INDEPENDENT TRUSTEE        DEAN WITTER FUNDS
---------------------------        -----------------
Michael Bozic .................         $120,150
Edwin J. Garn .................          132,450
Wayne E. Hedien ...............          132,350
Dr. Manuel H. Johnson .........          155,681
Michael E. Nugent .............          159,731
John L. Schroeder .............          160,731

     The following table illustrates the retirement benefits accrued to the Independent Trustees of the Trusts by the 55 Morgan Stanley Dean Witter Funds (including each of the Trusts represented in this proxy statement) for the calendar year ended December 31, 1998, and the estimated retirement benefits for each Trust's Independent Trustees, to commence upon their retirement from the 55 Morgan Stanley Dean Witter Funds as of December 31, 1998.

  RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY DEAN WITTER FUNDS

                                       FOR ALL ADOPTING FUNDS
                                  ---------------------------------
                                     ESTIMATED
                                      CREDITED
                                       YEARS           ESTIMATED                                      ESTIMATED ANNUAL
                                   OF SERVICE AT     PERCENTAGE OF      RETIREMENT BENEFITS               BENEFITS
                                     RETIREMENT         ELIGIBLE        ACCRUED AS EXPENSES           UPON RETIREMENT
NAME OF INDEPENDENT TRUSTEE         (MAXIMUM 10)      COMPENSATION     BY ALL ADOPTING FUNDS     FROM ALL ADOPTING FUNDS(1)
---------------------------         ------------      ------------     ---------------------     --------------------------
Michael Bozic .................          10               60.44%              $22,377                     $52,250
Edwin J. Garn .................          10               60.44                35,225                      52,250
Wayne E. Hedien ...............           9               51.37                41,979                      44,413
Dr. Manuel H. Johnson .........          10               60.44                14,047                      52,250
Michael E. Nugent .............          10               60.44                25,336                      52,250
John L. Schroeder .............           8               50.37                45,117                      44,343

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

     THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE TRUSTEES NOMINATED FOR ELECTION.

THE INVESTMENT MANAGER

     Morgan Stanley Dean Witter Advisors Inc. is each Trust's investment manager pursuant to respective investment management agreements. MSDW Advisors maintains its offices at Two World Trade Center, New York, New York 10048. MSDW Advisors, which was incorporated in July, 1992 under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors on June 22, 1998. MSDW Advisors is a wholly-owned subsidiary of MSDW, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

     The Principal Executive Officer and Directors of MSDW Advisors are Mitchell M. Merin, President and Chief Executive Officer, Ronald E. Robison, Executive Vice President and Chief Administrative Officer and Barry Fink, Senior Vice President, Secretary and General Counsel. The principal occupations of Messrs. Merin, Robison and Fink are described above in the paragraph under the section "Election of Trustees." The business address of the Executive Officer and other Directors is Two World Trade Center, New York, New York 10048.

     The investment management agreements of INSURED MUNI TRUST, INSURED MUNI BOND, INSURED MUNI INCOME, CAL INSURED MUNI INCOME, and QUALITY MUNI INVESTMENT (in this section, each "Trust" refers to each of the Trusts listed at the beginning of this section), provide that MSDW Advisors shall obtain and evaluate such information and advice relating to the economy and securities and commodity markets as it deems necessary or useful to discharge its duties under the respective investment management agreements, and that it shall continuously supervise the management of the assets of each Trust in a manner consistent with the investment objectives and policies of that Trust and subject to such other limitations and directions as the Board of the Trust may, from time to time, prescribe.

     MSDW Advisors pays the compensation of the officers of each Trust who are also directors, officers or employees of the Investment Manager and provides the Trust with office space and equipment, clerical and bookkeeping services and telephone service, heat, light, power and other utilities. MSDW Advisors also pays for the services of personnel in connection with the pricing of the Trust's shares and the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of MSDW Advisors, necessary or desirable). In return for its services and the expenses MSDW Advisors assumes under the investment management agreements, each Trust pays MSDW Advisors compensation which is computed and accrued weekly and payable monthly and which is determined by applying the following annual rate to each Trust's average weekly net assets as set forth in the table below:

                                                                                          MANAGEMENT
                                                                                           FEES PAID
                                                                                       TO MSDW ADVISORS        NET ASSETS
                                                                      LAST FISCAL     DURING FUND'S LAST      AS OF FISCAL
FUND                                      MANAGEMENT FEE RATE           YEAR END          FISCAL YEAR           YEAR END
----                                      -------------------           --------          -----------           --------
INSURED MUNI TRUST ..............   0.35% to the Trust's average        10/31/98          $1,714,521         $491,629,994
                                    weekly net assets
INSURED MUNI BOND ...............   0.35% to the Trust's average        10/31/98          $  386,216         $110,340,694
                                    weekly net assets
INSURED MUNI INCOME .............   0.35% to the Trust's average        10/31/98          $2,081,427         $594,806,638
                                    weekly net assets
CAL INSURED MUNI INCOME .........   0.35% to the Trust's average        10/31/98          $  888,181         $257,288,767
                                    weekly net assets
QUALITY MUNI INVESTMENT .........   0.35% to the Trust's average        10/31/98          $1,354,306         $387,612,312
                                    weekly net assets

     The administrative services called for under the investment management agreements are performed by MSDW Services, a wholly-owned subsidiary of MSDW Advisors, pursuant to a Services Agreement between MSDW Advisors and MSDW Services.

     MSDW has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against MSDW involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

     MSDW Advisors and its wholly-owned subsidiary, MSDW Services, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The Appendix lists the investment companies for which MSDW Advisors provides investment management or investment advisory services and which have similar investment objectives to those of the Trusts listed in this Proxy Statement and sets forth the fees payable to MSDW Advisors by such companies, including the Trusts, and their net assets as of July 29, 1999.

     During the fiscal years ended October 31, 1998 for INSURED MUNI TRUST, INSURED MUNI BOND, INSURED MUNI INCOME, CAL INSURED MUNI INCOME and QUALITY MUNI INVESTMENT, each Trust accrued to MSDW Trust, each Trust's Transfer Agent and an affiliate of MSDW Advisors, transfer agency fees of $110,217, $29,064, $142,925, $53,270, and $85,030, respectively.

AFFILIATED BROKER

     Because DWR, Morgan Stanley & Co. Incorporated and MSDW Advisors are under the common control of MSDW, DWR and Morgan Stanley & Co. Incorporated are affiliated brokers of the Trusts. During each of their respective last fiscal years, the Trusts paid no brokerage commissions to DWR or Morgan Stanley & Co. Incorporated.

     (2) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Trustees of each Trust have unanimously selected the firm of PricewaterhouseCoopers LLP as each Trust's independent accountants for the respective fiscal years ending October 31, 1999. Its selection is being submitted for ratification or rejection by Shareholders of each Trust at the Meetings. PricewaterhouseCoopers LLP has been the independent accountants for each Trust since its inception, and has no direct or indirect financial interest in any of the Trusts.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Meetings and will be available to respond to appropriate questions of Shareholders.

     The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants for each respective Trust.

     THE TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS.

                             ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for any Trust is not obtained at the Meetings, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Trust for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting of any Trust for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders of each respective Trust must be received, as set forth in each Trust's previous proxy statement, by no later than April 16, 2000 for INSURED MUNI TRUST, INSURED MUNI BOND, INSURED MUNI INCOME, CAL INSURED MUNI INCOME and QUALITY MUNI INVESTMENT for inclusion in the proxy statement for each respective Trust's next Annual Meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

                            REPORTS TO SHAREHOLDERS

     EACH TRUST'S MOST RECENT ANNUAL REPORT FOR THE TRUST'S MOST RECENT FISCAL YEAR END, AND, THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, PREVIOUSLY HAVE BEEN SENT TO SHAREHOLDERS AND ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM NINA WESSEL AT MORGAN STANLEY DEAN WITTER TRUST FSB, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).

                          INTEREST OF CERTAIN PERSONS

     MSDW, MSDW Advisors, DWR, MSDW Services, and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trusts, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Trusts, and certain of those individuals are compensated for performing services relating to the Trusts and may also own shares of MSDW. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                 OTHER BUSINESS

     The management of the Trusts knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                      By Order of the Board of Trustees


                                                  BARRY FINK
                                                  Secretary

                                                                       APPENDIX

     MSDW Advisors serves as investment manager or investment adviser to the Trusts and the other investment companies listed below which have similar investment objectives to that of the Trusts. Set forth below is a chart showing the net assets of each such investment company as of July 29, 1999 and the investment management or advisory fee rate(s) applicable to such investment company.

                                                                     CURRENT INVESTMENT
                                                                       MANAGEMENT OR
                                                                    ADVISORY FEE RATE(S)
                                                 NET ASSETS           AS A PERCENTAGE
                                               AS OF 07/29/99          OF NET ASSETS
                                               --------------          -------------
 1. MORGAN STANLEY DEAN WITTER
    CALIFORNIA TAX-FREE INCOME FUND* ........  $  854,323,381  0.55% on assets up to $500 million, scaled down at
                                                               various asset levels to 0.45%
                                                               on assets over $1.25 billion
 2. MORGAN STANLEY DEAN WITTER LIMITED
    TERM MUNICIPAL TRUST* ...................      49,426,414  0.50%
 3. MORGAN STANLEY DEAN WITTER
    MULTI-STATE MUNICIPAL SERIES TRUST* .....     358,289,299  0.35%
 4. MORGAN STANLEY DEAN WITTER
    NEW YORK TAX-FREE INCOME FUND* ..........     147,865,853  0.55% on assets up to $500
                                                               million and 0.525% on assets
                                                               over $500 million

 5. MORGAN STANLEY DEAN WITTER
    TAX-EXEMPT SECURITIES TRUST* ............   1,108,366,323  0.50% on assets up to $500
                                                               million, scaled down at
                                                               various asset levels to 0.325%
                                                               on assets over $1.25 billion
 6. MORGAN STANLEY DEAN WITTER
    CALIFORNIA INSURED MUNICIPAL
    INCOME TRUST** ..........................     247,448,193  0.35%
 7. MORGAN STANLEY DEAN WITTER
    CALIFORNIA QUALITY MUNICIPAL
    SECURITIES** ............................     208,052,313  0.35%
 8. MORGAN STANLEY DEAN WITTER INSURED
    CALIFORNIA MUNICIPAL SECURITIES** .......      63,478,578  0.35%
 9. MORGAN STANLEY DEAN WITTER INSURED
    MUNICIPAL BOND TRUST** ..................     105,739,035  0.35%
10. MORGAN STANLEY DEAN WITTER INSURED
    MUNICIPAL INCOME TRUST** ................     569,773,127  0.35%
11. MORGAN STANLEY DEAN WITTER INSURED
    MUNICIPAL SECURITIES** ..................     133,330,682  0.35%
12. MORGAN STANLEY DEAN WITTER INSURED
    MUNICIPAL TRUST** .......................     474,028,949  0.35%
13. MORGAN STANLEY DEAN WITTER NEW
    YORK QUALITY MUNICIPAL SECURITIES** .....      94,423,713  0.35%

                                                                     CURRENT INVESTMENT
                                                                        MANAGEMENT OR
                                                                    ADVISORY FEE RATE(S)
                                                 NET ASSETS            AS A PERCENTAGE
                                               AS OF 07/29/99           OF NET ASSETS
                                               --------------           -------------
14. MORGAN STANLEY DEAN WITTER QUALITY
    MUNICIPAL INCOME TRUST** ................   $722,367,775   0.35%
15. MORGAN STANLEY DEAN WITTER QUALITY
    MUNICIPAL INVESTMENT TRUST** ............    373,318,269   0.35%
16. MORGAN STANLEY DEAN WITTER QUALITY
    MUNICIPAL SECURITIES** ..................    354,013,188   0.35%
17. MORGAN STANLEY DEAN WITTER
    MUNICIPAL INCOME TRUST** ................    284,508,214   0.35% on assets up to $250
                                                               million and 0.25% on assets
                                                               over $250 million
18. MORGAN STANLEY DEAN WITTER
    MUNICIPAL INCOME TRUST II** .............    253,978,757   0.40% on assets up to $250
                                                               million and 0.30% on assets
                                                               over $250 million
19. MORGAN STANLEY DEAN WITTER
    MUNICIPAL INCOME TRUST III** ............     59,751,741   0.40% on assets up to $250
                                                               million and 0.30% on assets
                                                               over $250 million
20. MORGAN STANLEY DEAN WITTER
    MUNICIPAL INCOME OPPORTUNITIES
    TRUST** .................................    180,366,721   0.50%
21. MORGAN STANLEY DEAN WITTER
    MUNICIPAL INCOME OPPORTUNITIES
    TRUST II** ..............................    175,006,277   0.50%
22. MORGAN STANLEY DEAN WITTER
    MUNICIPAL INCOME OPPORTUNITIES
    TRUST III** .............................    102,133,701   0.50%
23. MORGAN STANLEY DEAN WITTER
    MUNICIPAL PREMIUM INCOME TRUST** ........    327,426,528   0.40%
24. MORGAN STANLEY DEAN WITTER SELECT
    MUNICIPAL REINVESTMENT FUND*** ..........     85,774,937   0.50%
25. MORGAN STANLEY DEAN WITTER HAWAII
    MUNICIPAL TRUST*(1) .....................      7,544,600   0.35%(1)

----------
*     Open-end investment company

**    Closed-end investment company

*** Open-end investment company offered only to the holders of units of certain unit investment trusts (UITs) in connection with the reinvestment of UIT distributions

(1) MSDW Advisors has undertaken, from January 1, 1999 through December 31, 1999, to assume all operating expenses (except for any brokerage fees) of Morgan Stanley Dean Witter Hawaii Municipal Trust and to waive the compensation provided for in its Investment Management Agreement with that company to the extent that they exceed 0.55% of the Fund's daily net assets.

               MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Insured Municipal Trust on October 28, 1999, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 10, 1999 as follows:


                           (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEE AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
                                                        PLEASE MARK VOTES AS
                                                        IN THE EXAMPLE USING [X]
                                                        BLACK OR BLUE INK

                                                             COMMON SHARES
TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET

(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or
                                                   WWW.PROXYVOTE.COM

                                                                        FOR ALL
                                                   FOR     WITHHOLD     EXCEPT
1. Election of one (1) Trustee:                    [ ]       [ ]          [ ]

   01. Michael Bozic

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                   FOR     AGAINST      ABSTAIN
2. Ratification of appointment of                  [ ]       [ ]          [ ]
   PricewaterhouseCoopers LLP
   as independent accountants.

                                   Please make sure to sign and date this Proxy using black or blue ink.

                                   Date
                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                           Shareholder sign in the box above

                                       -----------------------------------------

                                       -----------------------------------------
                                        Co-Owner (if any) sign in the box above

--------------------------------------------------------------------------------
    |    |  PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES  |    |

                           MORGAN STANLEY DEAN WITTER
                             INSURED MUNICIPAL TRUST

--------------------------------------------------------------------------------
                                    IMPORTANT

               USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

                           MORGAN STANLEY DEAN WITTER
                             INSURED MUNICIPAL TRUST

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Insured Municipal Trust on October 28, 1999, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 10, 1999 as follows:


                           (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
                                                        PLEASE MARK VOTES AS
                                                        IN THE EXAMPLE USING [X]
                                                        BLACK OR BLUE INK

                                                           PREFERRED SHARES

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET

(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or
                                                   WWW.PROXYVOTE.COM

                                                                   FOR ALL
                                                  FOR   WITHHOLD   EXCEPT
1. Election of one (1) Trustee:                   [ ]     [ ]        [ ]

   01. Michael Bozic

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                  FOR   WITHHOLD
   Election of one (1) Preferred Trustee:         [ ]     [ ]

   02. Charles A. Fiumefreddo

                                                  FOR   AGAINST    ABSTAIN
2. Ratification of appointment of                 [ ]     [ ]        [ ]
   PricewaterhouseCoopers LLP
   as independent accountants.

                                   Please make sure to sign and date this Proxy using black or blue ink.

                                   Date
                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                           Shareholder sign in the box above

                                       -----------------------------------------

                                       -----------------------------------------
                                        Co-Owner (if any) sign in the box above

--------------------------------------------------------------------------------
    |    |  PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES  |    |

                           MORGAN STANLEY DEAN WITTER
                             INSURED MUNICIPAL TRUST

--------------------------------------------------------------------------------
                                    IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

             MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Insured Municipal Bond Trust on October 28, 1999, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 10, 1999 as follows:


                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
                                                        PLEASE MARK VOTES AS
                                                        IN THE EXAMPLE USING [X]
                                                        BLACK OR BLUE INK

                                                             COMMON SHARES

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET

(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or
                                                   WWW.PROXYVOTE.COM

                                                                   FOR ALL
                                                  FOR   WITHHOLD   EXCEPT
1. Election of two (2) Trustees:                  [ ]     [ ]        [ ]

   01. Wayne E. Hedien,   02. John L. Schroeder

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                  FOR   AGAINST    ABSTAIN
2. Ratification of appointment of                 [ ]     [ ]        [ ]
   PricewaterhouseCoopers LLP
   as independent accountants.

                                   Please make sure to sign and date this Proxy using black or blue ink.

                                   Date
                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                           Shareholder sign in the box above

                                       -----------------------------------------

                                       -----------------------------------------
                                        Co-Owner (if any) sign in the box above

--------------------------------------------------------------------------------
    |    |  PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES  |    |

                           MORGAN STANLEY DEAN WITTER
                          INSURED MUNICIPAL BOND TRUST

--------------------------------------------------------------------------------
                                    IMPORTANT

               USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

                           MORGAN STANLEY DEAN WITTER
                          INSURED MUNICIPAL BOND TRUST

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Insured Municipal Bond Trust on October 28, 1999, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 10, 1999 as follows:


                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
                                                        PLEASE MARK VOTES AS
                                                        IN THE EXAMPLE USING [X]
                                                        BLACK OR BLUE INK

                                                             PREFERRED SHARES

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET

(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or
                                                   WWW.PROXYVOTE.COM

                                                                   FOR ALL
                                                  FOR   WITHHOLD   EXCEPT
1. Election of two (2) Trustees:                  [ ]     [ ]        [ ]

   01. Wayne E. Hedien,  02. John L. Schroeder

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                  FOR   WITHHOLD
   Election of one (1) Preferred Trustee:         [ ]     [ ]

   03. Manuel H. Johnson

                                                  FOR   AGAINST    ABSTAIN
2. Ratification of appointment of                 [ ]     [ ]        [ ]
   PricewaterhouseCoopers LLP
   as independent accountants.

                                   Please make sure to sign and date this Proxy using black or blue ink.

                                   Date
                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                           Shareholder sign in the box above

                                       -----------------------------------------

                                       -----------------------------------------
                                        Co-Owner (if any) sign in the box above

--------------------------------------------------------------------------------
    |    |  PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES  |    |

                           MORGAN STANLEY DEAN WITTER
                          INSURED MUNICIPAL BOND TRUST

--------------------------------------------------------------------------------
                                    IMPORTANT

               USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

            MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL INCOME TRUST

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Insured Municipal Income Trust on October 28, 1999, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 10, 1999 as follows:


                           (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
                                                        PLEASE MARK VOTES AS
                                                        IN THE EXAMPLE USING [X]
                                                        BLACK OR BLUE INK

                                                             COMMON SHARES

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET

(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or
                                                   WWW.PROXYVOTE.COM

                                                                   FOR ALL
                                                  FOR   WITHHOLD   EXCEPT
1. Election of two (2) Trustees:                  [ ]     [ ]        [ ]

   01. Wayne E. Hedien,   02. John L. Schroeder

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                  FOR   AGAINST    ABSTAIN
2. Ratification of appointment of                 [ ]     [ ]        [ ]
   PricewaterhouseCoopers LLP
   as independent accountants.

                                   Please make sure to sign and date this Proxy using black or blue ink.

                                   Date
                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                           Shareholder sign in the box above

                                       -----------------------------------------

                                       -----------------------------------------
                                        Co-Owner (if any) sign in the box above

--------------------------------------------------------------------------------
    |    |  PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES  |    |

                           MORGAN STANLEY DEAN WITTER
                         INSURED MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------
                                    IMPORTANT

               USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

                           MORGAN STANLEY DEAN WITTER
                         INSURED MUNICIPAL INCOME TRUST

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Insured Municipal Income Trust on October 28, 1999, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 10, 1999 as follows:


                           (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
                                                        PLEASE MARK VOTES
                                                        IN THE EXAMPLE USING [X]
                                                        BLACK OR BLUE INK

                                                           PREFERRED SHARES

AS TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET

(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or
                                                   WWW.PROXYVOTE.COM

                                                                   FOR ALL
                                                  FOR   WITHHOLD   EXCEPT
1. Election of two (2) Trustees:                  [ ]     [ ]        [ ]

   01. Wayne E. Hedien,  02. John L. Schroeder

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                  FOR   WITHHOLD
   Election of one (1) Preferred Trustee:         [ ]     [ ]

   03. Manuel H. Johnson

                                                  FOR   AGAINST    ABSTAIN
2. Ratification of appointment of                 [ ]     [ ]        [ ]
   PricewaterhouseCoopers LLP
   as independent accountants.

                                   Please make sure to sign and date this Proxy using black or blue ink.

                                   Date
                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                           Shareholder sign in the box above

                                       -----------------------------------------

                                       -----------------------------------------
                                        Co-Owner (if any) sign in the box above

--------------------------------------------------------------------------------
    |    |  PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES  |    |

                           MORGAN STANLEY DEAN WITTER
                         INSURED MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------
                                    IMPORTANT

               USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

      MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter California Insured Municipal Income Trust on October 28, 1999, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 10, 1999 as follows:


                           (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
                                                        PLEASE MARK VOTES AS
                                                        IN THE EXAMPLE USING [X]
                                                        BLACK OR BLUE INK

                                                             COMMON SHARES

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET

(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or
                                                   WWW.PROXYVOTE.COM

                                                                   FOR ALL
                                                  FOR   WITHHOLD   EXCEPT
1. Election of two (2) Trustees:                  [ ]     [ ]        [ ]

   01. Wayne E. Hedien,   02. John L. Schroeder

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                  FOR   AGAINST    ABSTAIN
2. Ratification of appointment of                 [ ]     [ ]        [ ]
   PricewaterhouseCoopers LLP
   as independent accountants.

                                   Please make sure to sign and date this Proxy using black or blue ink.

                                   Date
                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                           Shareholder sign in the box above

                                       -----------------------------------------

                                       -----------------------------------------
                                        Co-Owner (if any) sign in the box above

--------------------------------------------------------------------------------
    |    |  PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES  |    |

                           MORGAN STANLEY DEAN WITTER
                    CALIFORNIA INSURED MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------
                                    IMPORTANT

               USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

                           MORGAN STANLEY DEAN WITTER
                    CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter California Insured Municipal Income Trust on October 28, 1999, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 10, 1999 as follows:


                           (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
                                                        PLEASE MARK VOTES AS
                                                        IN THE EXAMPLE USING [X]
                                                        BLACK OR BLUE INK

                                                             PREFERRED SHARES

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET

(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or
                                                   WWW.PROXYVOTE.COM

                                                                   FOR ALL
                                                  FOR   WITHHOLD   EXCEPT
1. Election of two (2) Trustees:                  [ ]     [ ]        [ ]

   01. Wayne E. Hedien,  02. John L. Schroeder

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                  FOR   AGAINST    ABSTAIN
2. Ratification of appointment of                 [ ]     [ ]        [ ]
   PricewaterhouseCoopers LLP
   as independent accountants.

                                                  FOR   WITHHOLD
3. Election of one (1) Preferred Trustee:         [ ]     [ ]

   03. Manuel H. Johnson

                                   Please make sure to sign and date this Proxy using black or blue ink.

                                   Date
                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                           Shareholder sign in the box above

                                       -----------------------------------------

                                       -----------------------------------------
                                        Co-Owner (if any) sign in the box above

--------------------------------------------------------------------------------
    |    |  PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES  |    |

                           MORGAN STANLEY DEAN WITTER
                    CALIFORNIA INSURED MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------
                                    IMPORTANT

               USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

          MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Quality Municipal Investment Trust on October 28, 1999, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 10, 1999 as follows:


                           (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEE AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

                                                        PLEASE MARK VOTES AS
                                                        IN THE EXAMPLE USING [X]
                                                        BLACK OR BLUE INK

                                                             COMMON SHARES

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET

(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or
                                                   WWW.PROXYVOTE.COM

                                                                   FOR ALL
                                                  FOR   WITHHOLD   EXCEPT
1. Election of one (1) Trustee:                   [ ]     [ ]        [ ]

   01. Michael Bozic

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                  FOR   AGAINST    ABSTAIN
2. Ratification of appointment of                 [ ]     [ ]        [ ]
   PricewaterhouseCoopers LLP
   as independent accountants.

                                   Please make sure to sign and date this Proxy using black or blue ink.

                                   Date
                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                           Shareholder sign in the box above

                                       -----------------------------------------

                                       -----------------------------------------
                                        Co-Owner (if any) sign in the box above

--------------------------------------------------------------------------------
    |    |  PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES  |    |

                           MORGAN STANLEY DEAN WITTER
                       QUALITY MUNICIPAL INVESTMENT TRUST

--------------------------------------------------------------------------------
                                    IMPORTANT

               USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

                           MORGAN STANLEY DEAN WITTER
                       QUALITY MUNICIPAL INVESTMENT TRUST

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Quality Municipal Investment Trust on October 28, 1999, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 10, 1999 as follows:


                           (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
                                                        PLEASE MARK VOTES AS
                                                        IN THE EXAMPLE USING [X]
                                                        BLACK OR BLUE INK

                                                             PREFERRED SHARES

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET

(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or
                                                   WWW.PROXYVOTE.COM

                                                                   FOR ALL
                                                  FOR   WITHHOLD   EXCEPT
1. Election of one (1) Trustee:                   [ ]     [ ]        [ ]

   01. Michael Bozic

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                  FOR   WITHHOLD
   Election of one (1) Preferred Trustee:         [ ]     [ ]

   02. Charles A. Fiumefreddo

                                                  FOR   AGAINST    ABSTAIN
2. Ratification of appointment of                 [ ]     [ ]        [ ]
   PricewaterhouseCoopers LLP
   as independent accountants.

                                   Please make sure to sign and date this Proxy using black or blue ink.

                                   Date
                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                           Shareholder sign in the box above

                                       -----------------------------------------

                                       -----------------------------------------
                                        Co-Owner (if any) sign in the box above

--------------------------------------------------------------------------------
    |    |  PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES  |    |

                           MORGAN STANLEY DEAN WITTER
                       QUALITY MUNICIPAL INVESTMENT TRUST

--------------------------------------------------------------------------------
                                    IMPORTANT

               USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------